Exhibit 10.2

Execution Version

AMENDMENT NO. 3 AND LIMITED CONSENT

Dated as of January 30, 2018

to

LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NO. 3 AND LIMITED CONSENT (“Amendment”) is made as of January 30, 2018 by and among YRC WORLDWIDE INC., a Delaware Corporation (“Parent”), YRC INC., a Delaware Corporation (“YRC”), USF REDDAWAY INC., an Oregon Corporation (“Reddaway”), USF HOLLAND LLC, a Delaware limited liability company (“Holland”), and NEW PENN MOTOR EXPRESS LLC, a Delaware limited liability company (“New Penn”, and together with Parent, YRC, Holland and Reddaway, “Borrowers” and each a “Borrower”), each Guarantor party hereto, the Lenders party hereto and CITIZENS BUSINESS CAPITAL, a division of Citizens Asset Finance, Inc. (a subsidiary of Citizens Bank, N.A.) as agent for the Lenders and Issuing Banks (in such capacity, “Agent”), under that certain Loan and Security Agreement dated as of February 13, 2014 by and among Borrowers, Guarantors party thereto from time to time, the Lenders and Agent (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Loan Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Loan Agreement.

WHEREAS, Borrowers and Guarantors have requested that the Lenders and Agent agree to an amendment to the Loan Agreement and to consent to (i) the inclusion of a provision in an amendment to the Contribution Deferral Agreement requiring amortization payments in respect of the Specified Pension Fund Obligations in an amount not to exceed two percent (2%) per annum of the outstanding principal amount of the Specified Pension Fund Obligations immediately prior to giving effect to the One-Time Prepayment (as defined below) (the “CDA Amendment Amortization Provision”), notwithstanding the restrictions set forth in clause (b) of the definition of Permitted Refinancing and (ii) a one-time prepayment of the Specified Pension Fund Obligations in connection with such amendment to the Contribution Deferral Agreement to be made using unrestricted cash in an amount equal to $25,000,000 (the “One-Time Prepayment”), notwithstanding the restrictions and requirements set forth in Section 10.2.13(a) of the Loan Agreement; and

WHEREAS, the Lenders party hereto and Agent have agreed to such amendment to the Loan Agreement and limited consent in respect of the CDA Amendment Amortization Provision and the One-Time Prepayment on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrowers, Guarantors, the Lenders party hereto and Agent have agreed to enter into this Amendment.

1.    Amendments to Loan Agreement. Effective as of the date of satisfaction or waiver of the conditions precedent set forth in Section 3 below, the Loan Agreement is hereby amended as follows:

(a)    Section 1.1 of the Loan Agreement is hereby amended by adding the following definition to such section in proper alphabetical order:

Amendment No. 3 – means the Amendment No. 3 and Limited Consent, dated as of January 30, 2018, by and among the Loan Parties party thereto, Agent and the Lenders party thereto.

MIRE Event – means if there are any Mortgaged Properties at such time, any increase, extension of the maturity or renewal of any of the Commitments or Loans (including pursuant to an Incremental Amendment or any incremental credit facility hereunder, but excluding (i) any continuation or conversion of borrowings, (ii) the making of any revolving loans, and (iii) the issuance, renewal or extension of Letters of Credit).

(b)    Section 7.3 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“Except as otherwise provided herein, the Obligations shall also be secured by Mortgages upon all Material Real Property owned by Loan Parties in accordance with Section 10.1.11(c).”

(c)    Section 10.1.7(c) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“With respect to each Mortgaged Property with improvements that is located in an area identified by the Federal Emergency Management Agency (or any successor agency) as a “special flood hazard area” with respect to which flood insurance has been made available under applicable flood insurance laws, the applicable Loan Party (A) has obtained and will maintain, with financially sound and reputable insurance companies (except to the extent that any insurance company insuring the improved Mortgaged Property of such Loan Party ceases to be financially sound and reputable after the Closing Date, in which case, such Loan Party shall promptly replace such insurance company with a financially sound and reputable insurance company), such flood insurance in such reasonable amount as the Agent may from time to time reasonably require, and otherwise sufficient to comply with all applicable rules and regulations promulgated pursuant to applicable flood insurance laws and (B) promptly upon request of the Agent, will deliver to the Agent evidence of such compliance in form and substance reasonably acceptable to the Agent. Following the Closing Date, Parent shall deliver to Agent annual renewals of the flood insurance policies covering the property of the Loan Parties.”

(d)    Section 10.1.11(c) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“(i) Upon the acquisition by any Loan Party of any Material Real Property, (ii) the release of any first lien security interest on any Real Property securing the obligations under the Contribution and Deferral Agreement, or (iii) if any Real Property owned by any Loan Party not constituting Material Real Property otherwise becomes Material Real Property, in each case, providing prompt written notice of same to Agent (which written notice Agent shall promptly provide to the Lenders) and, to the extent required by Agent at Agent’s discretion or at the direction of the Required Lenders, within the greater of (x) one hundred twenty (120) days after written notice to Agent of such acquisition, release or reclassification as required above, (y) the period of time granted pursuant to the Term Loan Debt Documents, if longer, or (z) such other longer period of time as agreed to in writing by Agent at its discretion or at the direction of the Required Lenders, causing such property to be subject to a Mortgage in favor of Agent for the benefit of Secured Parties and taking, or causing the relevant Loan Party to take, such actions as shall be necessary or reasonably requested by Agent to grant and record such Mortgage, in each case, subject to the limitations and exceptions of, the Collateral and Guarantee Requirement and otherwise complying with the requirements of the Collateral and Guarantee Requirement and this Section 10.1.11(c).

Notwithstanding the foregoing, without limiting the requirements set forth in clause (c) of the definition of Collateral and Guarantee Requirement, the Agent shall not enter into any Mortgage in respect of any improved real property acquired by any Loan Party after the Closing Date or to be mortgaged in connection with a MIRE Event unless the Agent has provided to the Lenders (which may be delivered electronically):

(i) if such Mortgage relates to improved real property not located in a “special flood hazard area,” a complete flood hazard determination from a third party vendor at least ten (10) days prior to entering into such Mortgage, or

(ii) if such Mortgage relates to improved real property located in a “special flood hazard area,” the following documents with respect to such improved real property at least thirty (30) days prior to entering into such Mortgage: (A) a flood complete flood hazard determination from a third party vendor, (B) a notification to the Administrative Borrower (or applicable Loan Party) of that fact and (if applicable) notification to the Administrative Borrower (or applicable Loan Party) that flood insurance coverage is not available, (C) evidence of the receipt by the Administrative Borrower (or applicable Loan Party) of such notice, and (D) if required by applicable law, evidence of required flood insurance (each of the time periods set forth in the foregoing clauses (i) and (ii), a “Flood Diligence Period”), provided, that (x) the Agent may enter into any such Mortgage prior to the expiration of the applicable Flood Diligence Period if the Agent shall have received confirmation from each applicable Lender that such Lender has completed any necessary flood insurance due diligence to its reasonable satisfaction, and (y) the Agent shall not enter into the corresponding Mortgage if, prior to the expiration of the applicable Flood Diligence Period, a Lender provides written notice to the Agent stating that such Lender will require additional time to complete any necessary flood insurance due diligence to its reasonable satisfaction. So long as such Lender provides the foregoing notice prior to the expiration of the applicable Flood Diligence Period, the Agent shall not enter into the corresponding Mortgage unless and until the Agent receives written confirmation from such Lender that all necessary flood due diligence has been completed to its reasonable satisfaction.”

(e)    Section 10.2.3(u) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“(i) Debt in respect of the Specified Pension Fund Obligations and Guarantees thereof, to the extent existing on the Closing Date, by any Guarantor in an aggregate principal amount at any time outstanding not to exceed the amount outstanding as of the Closing Date (and as adjusted from time to time pursuant to any audits), plus any interest paid in kind thereon and any accrued but unpaid interest thereon and (ii) any Permitted Refinancing (excluding clause (b) thereof, so long as the amortization payments under any such Permitted Refinancing do not exceed two percent (2%) per annum of the outstanding principal amount of the Specified Pension Fund Obligations immediately prior to giving effect to the One-Time Prepayment (as defined in Amendment No. 3) thereof;”

(f)    Section 10.2.13(a) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“Parent shall not, nor shall it permit any Restricted Subsidiary to, directly or indirectly, (x) voluntarily prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner (it being understood that payments of regularly scheduled interest shall be permitted unless such payments violate any subordination terms of any Junior Financing Documentation) any Permitted Junior Debt, Term Debt, Term Refinancing Debt, Specified Pension Fund Obligations or any Permitted Refinancing of any of the foregoing, or (y) prepay the Term Debt or Term Refinancing Debt out of excess cash flow (or an equivalent terms) in accordance with the terms thereof, or (z) make any payment in violation of any subordination terms of any Junior Financing Documentation except (i) any Permitted Refinancing permitted in respect thereof, (ii) the conversion of any such Debt (or any Permitted Refinancing thereof) to Equity Interests (other than Disqualified Equity Interests unless such Disqualified Equity Interests would be permitted by Section 10.2.3) of Parent, (iii) the prepayment of Debt of Parent or any Restricted Subsidiary to Parent or any Restricted Subsidiary to the extent not prohibited by applicable subordination provisions, (iv) prepayments, redemptions, purchases, defeasances, other payments and satisfaction from the proceeds of equity issuances, (v) AHYDO catch-up payments, (vi) any payment permitted to be made pursuant to Section 10.2.6(i) if it were a Restricted Payment, and (vii) other prepayments, redemptions, purchases, defeasances and other payments in respect of Debt subject to the satisfaction of the Debt Repayment Conditions in connection therewith. For greater certainty, nothing in this Section 10.2.13(a) or elsewhere in this Agreement shall limit or restrict the ability of Parent or any Restricted Subsidiary to prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof any Existing Series A Notes or Existing Series B Notes or any Debt listed on Schedule 10.2.3(b), in each case that remain outstanding after the consummation of the Recapitalization Transactions and the other Transactions on the Closing Date.

2.    Limited Consent. The Agent and the Lenders party hereto (constituting Required Lenders) hereby consent to (a) the CDA Amendment Amortization Provision, notwithstanding the restrictions set forth in clause (b) of the definition of Permitted Refinancing, subject to receipt by the Agent of a copy of the duly executed and effective amendment to the Contribution Deferral Agreement setting forth the CDA Amendment Amortization Provision and extending the maturity date of the Specified Pension Fund Obligations to a date on or after December 31, 2022, and (b) the One-Time Prepayment, notwithstanding the restrictions and requirements set forth in Section 10.2.13(a) of the Loan Agreement. This limited consent shall be effective only in this specific instance and for the specific purpose for which it is given, and shall not entitle the Loan Parties to any other or further consent in any similar or other circumstances.

3.    Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that (a) Agent shall have received counterparts of this Amendment, duly executed by each Loan Party, the Lenders party hereto constituting Required Lenders and Agent, and (b) the Administrative Borrower shall have paid all fees owed to and all invoiced, reasonable, out-of-pocket expenses of Agent (including, without limitation, all previously invoiced, reasonable, out-of-pocket expenses of Agent (including, to the extent invoiced, reasonable attorneys’ fees and expenses of one primary counsel), in each case to the extent reimbursable under the terms of the Loan Agreement) in connection with this Amendment.

4.    Representations and Warranties of the Loan Parties. Each Loan Party party hereto hereby represents and warrants as follows as of the date hereof:

(a)    This Amendment has been duly authorized, executed and delivered by each Loan Party, and this Amendment and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of the Loan Parties and are enforceable against the Loan Parties in accordance with their terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity;

(b)    The execution, delivery and performance by each Loan Party of this Amendment (and the Loan Agreement as waived hereby) do not require any consent or approval of, or notice to, any Governmental Authority, except for (i) those approvals, consents, exemptions, authorizations, actions, notices and filings which have been duly obtained, taken, given or made and are in full force and effect (except to the extent not required to be obtained, taken, given or made or to be in full force), and (ii) those approvals, consents, exemptions, authorizations, actions, notices or filings, the failure of which to obtain, take, give or make, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect;

(c)    The representations and warranties contained in the Loan Agreement and in the other Loan Documents are true and correct in all material respects (except for those representations and warranties that are conditioned by materiality, which are true and correct in all respects) to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties are true and correct in all material respects (except for those representations and warranties that are conditioned by materiality, which are true and correct in all respects) on and as of such earlier date; and

(d)    As of the date hereof (both before and immediately after giving effect to this Amendment), no Default or Event of Default has occurred and is continuing.

5.    Reference to and Effect on the Loan Agreement.

(a)    Upon the effectiveness hereof, each reference to the Loan Agreement in the Loan Agreement or any other Loan Document shall mean and be a reference to the Loan Agreement as amended hereby. This Amendment shall constitute a Loan Document.

(b)    Except as specifically amended above, the Loan Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c)    The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or the Lenders, nor constitute a waiver of any provision of the Loan Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

6.    Acknowledgements. By executing this Amendment, each of the Loan Parties (a) consents to this Amendment and the performance by Borrowers and each of the other Loan Parties of their obligations hereunder, (b) acknowledges that notwithstanding the execution and delivery of this Amendment, the obligations of each of the Loan Parties under each of the Security Documents and each of the other Loan Documents to which such Loan Party is a party, are not impaired or affected and each Security Document and each such other Loan Document continues in full force and effect, (c) affirms and ratifies, to the extent it is a party thereto, each Security Document and each other Loan Document with respect to all of the Obligations as expanded or amended hereby, and (d) hereby represents and warrants that, as of the date hereof, the Loan Parties do not, to their Knowledge, have, nor claim, any offsets or defenses to their respective Obligations, and have no other claims or causes of action against, any of the Lenders or Agent in connection with the Loan Documents (as amended hereby).

7.    Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF, BUT INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

8.    Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

9.    Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

YRC WORLDWIDE INC.

By:	/s/ Mark D. Boehmer
Name:	Mark D. Boehmer
Title:	Vice President and Treasurer

YRC INC.

By:	/s/ Mark D. Boehmer
Name:	Mark D. Boehmer
Title:	Vice President

USF REDDAWAY INC.

By:	/s/ Mark D. Boehmer
Name:	Mark D. Boehmer
Title:	Vice President

USF HOLLAND LLC

By:	/s/ Mark D. Boehmer
Name:	Mark D. Boehmer
Title:	Vice President

NEW PENN MOTOR EXPRESS LLC

By:	/s/ Mark D. Boehmer
Name:	Mark D. Boehmer
Title:	Vice President, Finance

EXPRESS LANE SERVICE, INC.

By:	/s/ Mark D. Boehmer
Name:	Mark D. Boehmer
Title:	Vice President

Signature Page to Amendment No. 3

YRC Worldwide Inc.

Loan and Security Agreement dated as of February 13, 2014

ROADWAY LLC

By:	/s/ Mark D. Boehmer
Name:	Mark D. Boehmer
Title:	Vice President

YRC ASSOCIATION SOLUTIONS, INC.

By:	/s/ Mark D. Boehmer
Name:	Mark D. Boehmer
Title:	Vice President

YRC MORTGAGES, LLC

By:	/s/ Mark D. Boehmer
Name:	Mark D. Boehmer
Title:	Vice President

YRC REGIONAL TRANSPORTATION, INC.

By:	/s/ Mark D. Boehmer
Name:	Mark D. Boehmer
Title:	Vice President

YRC ENTERPRISE SERVICES, INC.

By:	/s/ Mark D. Boehmer
Name:	Mark D. Boehmer
Title:	Vice President

ROADWAY EXPRESS INTERNATIONAL, INC.

By:	/s/ Mark D. Boehmer
Name:	Mark D. Boehmer
Title:	Vice President

ROADWAY NEXT DAY CORPORATION

By:	/s/ Brianne L. Simoneau
Name:	Brianne L. Simoneau
Title:	Vice President, Finance

Signature Page to Amendment No. 3

YRC Worldwide Inc.

Loan and Security Agreement dated as of February 13, 2014

YRC LOGISTICS SERVICES, INC.

By:	/s/ Brianne L. Simoneau
Name:	Brianne L. Simoneau
Title:	Vice President, Finance

USF BESTWAY INC.

By:	/s/ Brianne L. Simoneau
Name:	Brianne L. Simoneau
Title:	Vice President

USF DUGAN INC.

By:	/s/ Brianne L. Simoneau
Name:	Brianne L. Simoneau
Title:	Vice President

USF GLEN MOORE INC.

By:	/s/ Brianne L. Simoneau
Name:	Brianne L. Simoneau
Title:	Vice President, Finance

USF REDSTAR LLC

By:	/s/ Brianne L. Simoneau
Name:	Brianne L. Simoneau
Title:	Vice President

ROADWAY REVERSE LOGISTICS, INC.

By:	/s/ Phil J. Gaines
Name:	Phil J. Gaines
Title:	Senior Vice President, Finance

Signature Page to Amendment No. 3

YRC Worldwide Inc.

Loan and Security Agreement dated as of February 13, 2014

CITIZENS BUSINESS CAPITAL, a division of Citizens Asset Finance, Inc. (a subsidiary of Citizens Bank, N.A.), as Agent and a Lender

By:	/s/ David Slattery
Name:	David Slattery
Title:	Vice President

Signature Page to Amendment No. 3

YRC Worldwide Inc.

Loan and Security Agreement dated as of February 13, 2014

Bank of America, N.A., as a Lender

By:	/s/ Steve Teufel
Name:	Steve Teufel
Title:	Vice President

Signature Page to Amendment No. 3

YRC Worldwide Inc.

Loan and Security Agreement dated as of February 13, 2014

PNC Bank, N.A. as a Lender

By:	/s/ Sherry Winick
Name:	Sherry Winick
Title:	Vice President

Signature Page to Amendment No. 3

YRC Worldwide Inc.

Loan and Security Agreement dated as of February 13, 2014

CITI FINANCE LLC, as a Lender

By:	/s/ Prapti Basnet
Name:	Prapti Basnet
Title:	VP

Signature Page to Amendment No. 3

YRC Worldwide Inc.

Loan and Security Agreement dated as of February 13, 2014

ING Capital, as a Lender

By:	/s/ Doug S. Clarida
Name:	Doug S. Clarida
Title:	Director

By:	/s/ Jerry L. McDonald
Name:	Jerry L. McDonald
Title:	Director

Signature Page to Amendment No. 3

YRC Worldwide Inc.

Loan and Security Agreement dated as of February 13, 2014

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Jonathan Roe
Name:	Jonathan Roe
Title:	Vice President

Signature Page to Amendment No. 3

YRC Worldwide Inc.

Loan and Security Agreement dated as of February 13, 2014

SIGNATURE BANK, as a Lender

By:	/s/ Robert Wallace
Name:	Robert Wallace
Title:	Vice President

Signature Page to Amendment No. 3

YRC Worldwide Inc.

Loan and Security Agreement dated as of February 13, 2014

Deutsche Bank AG New York Branch, as a Lender

By:	/s/ Stephen R. Lapidus
Name:	Stephen R. Lapidus
Title:	Director

By:	/s/ Dusan Lazarov
Name:	Dusan Lazarov
Title:	Director

Signature Page to Amendment No. 3

YRC Worldwide Inc.

Loan and Security Agreement dated as of February 13, 2014